Commitments and contingency	12 Months Ended
Jun. 30, 2018
Commitments and Contingencies Disclosure [Abstract]
Commitments Disclosure [Text Block]
Note 18 – Commitments and contingency

Commitments

The Company did not have any commitment as of June 30, 2018.

Contingency

During the year, the Company has guaranteed for its business partners on repayment of bank loans. As of June 30, 2018, the Company was involved in 8 lawsuits for which the business partners were being sued for delinquent balances. The lawsuit cases were adjudicated by the Court that the Company will take guarantor's responsibility to repay the bank loan for an aggregated balance of $20,659,772 when the debtors are insolvent.

Litigation

The Company is involved in various legal actions during the year ended June 30, 2018. As of June 30, 2018, the Company was involved in 16 lawsuits in China, of which the Company was plaintiff in relation to 3 trade business disputes, and the Company was defendant in relation to 13 financial loan disputes. The 3 trade business disputes with an aggregated claim of $291,892 have been adjudicated by the Court in favor of the Company to collect delinquent balances and interest from its customers. 1 out of 13 financial loan disputes with an aggregated balance of $3,455,962 have been adjudicated by the Court against the Company. 8 out of 13 financial loan disputes have been adjudicated by the court that the Company will be responsible for the guaranteed amount $20,659,772 once the debtors fail to settle the delinquent amount. The remaining 4 out of 13 in relation to bank loan disputes with an aggregated balance $22,074,374 have been adjudicated by the court against the Company and the recourse right of three bank loans with an aggregated balance $16,184,708 have been transferred out soon afterward.